UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2011

Bio-Reference Laboratories, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-15266	22-2405059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

481 Edward H. Ross Drive, Elmwood Park, NJ	07407
(Address of principal executive offices)	(Zip Code)

(201) 791-2600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On December 8, 2011, Bio-Reference Laboratories, Inc. (the “Company”) issued a press release reporting the financial results for the three and twelve months ended October 31, 2011. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on December 8, 2011, the Company hosted an investor conference call to discuss the Company’s results of operations for its fourth quarter ended October 31, 2011 and certain other information, including the contents of the Company’s press release dated December 8, 2011 that is being furnished to the Securities and Exchange Commission herein. The conference call was preannounced and was available to the public through live teleconference. A transcript of the conference call is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) is considered furnished to the Securities and Exchange Commission and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1 — Press Release dated December 8, 2011.

99.2 — Transcript of investor conference call of Bio-Reference Laboratories, Inc. held on December 8, 2011.

SIGNATURES

PURSUANT TO THE Requirements of the Securities Exchange act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOREFERENCE LABORATORIES, INC.

Dated:	December 13, 2011	By	/S/ Sam Singer
Sam Singer, CFO

EXHIBIT INDEX

Item	Description
99.1	Press Release dated December 8, 2011.

99.2	Transcript of investor conference call of Bio-Reference Laboratories, Inc. held on December 8, 2011.